Exhibit 99.2

Quarterly Financial Supplement - 1Q2017

April 26, 2017

CNO Financial Group, Inc.
Consolidated balance sheet (in millions)	Mar-16	Jun-16	Sep-16	Dec-16	Mar-17

Assets
Investments:
Fixed maturities, available for sale, at fair value	$20,105.1	$20,989.8	$21,822.2	$21,096.2	$21,378.4
Equity securities at fair value	610.7	541.2	331.3	584.2	587.8
Mortgage loans	1,700.8	1,732.9	1,749.5	1,768.0	1,788.5
Policy loans	110.1	110.3	110.8	112.0	112.4
Trading securities	285.2	289.3	307.2	363.4	341.1
Investments held by variable interest entities	1,691.0	1,807.8	1,794.4	1,724.3	1,514.5
Other invested assets	433.4	525.7	607.2	589.5	665.2
Total investments	24,936.3	25,997.0	26,722.6	26,237.6	26,387.9
Cash and cash equivalents - unrestricted	635.7	437.2	706.0	478.9	530.2
Cash and cash equivalents held by variable interest entities	190.1	160.0	147.7	189.3	354.5
Accrued investment income	247.7	228.7	255.3	239.6	258.2
Present value of future profits	432.2	417.5	407.7	401.8	388.8
Deferred acquisition costs	954.8	911.3	909.7	1,044.7	1,028.5
Reinsurance receivables	2,839.4	2,820.4	2,290.1	2,260.4	2,241.1
Income tax assets, net	828.8	677.7	606.9	789.7	697.8
Assets held in separate accounts	4.6	4.6	4.7	4.7	4.6
Other assets	388.4	368.1	370.0	328.5	535.8
Total assets	$31,458.0	$32,022.5	$32,420.7	$31,975.2	$32,427.4
Liabilities
Liabilities for insurance products:
Policyholder account balances	$10,772.4	$10,754.8	$10,817.2	$10,912.7	$10,975.1
Future policy benefits	10,768.7	11,127.0	11,354.0	10,953.3	11,057.2
Liability for policy and contract claims	488.7	489.2	492.4	500.6	498.1
Unearned and advanced premiums	292.0	284.1	278.2	282.5	292.8
Liabilities related to separate accounts	4.6	4.6	4.7	4.7	4.6
Other liabilities	788.9	731.0	730.1	611.4	798.0
Investment borrowings	1,548.0	1,547.8	1,647.6	1,647.4	1,647.2
Borrowings related to variable interest entities	1,656.6	1,715.8	1,690.2	1,662.8	1,634.2
Notes payable - direct corporate obligations	911.5	912.0	912.5	912.9	913.4
Total liabilities	27,231.4	27,566.3	27,926.9	27,488.3	27,820.6
Shareholders' equity
Common stock	1.8	1.7	1.7	1.7	1.7
Additional paid-in capital	3,304.3	3,251.1	3,206.3	3,212.1	3,177.1
Retained earnings	380.0	425.6	430.3	650.7	698.4
Total shareholders' equity before accumulated other comprehensive income	3,686.1	3,678.4	3,638.3	3,864.5	3,877.2
Accumulated other comprehensive income	540.5	777.8	855.5	622.4	729.6
Total shareholders' equity	4,226.6	4,456.2	4,493.8	4,486.9	4,606.8
Total liabilities and shareholders' equity	$31,458.0	$32,022.5	$32,420.7	$31,975.2	$32,427.4

	Mar-16	Jun-16	Sep-16	Dec-16	Mar-17

Book value per common share	$23.60	$25.28	$25.89	$25.82	$26.77

Book value per common share, excluding accumulated other comprehensive income (1) (2)	$20.58	$20.87	$20.96	$22.24	$22.53

Book value per diluted share (1) (3)	$20.38	$20.67	$20.80	$22.02	$22.31

CNO Financial Group, Inc.
Consolidated statement of operations (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Revenues
Insurance policy income	$644.4	$653.6	$649.0	$654.1	$2,601.1	$663.8
Net investment income:
General account assets	291.0	295.8	301.7	315.6	1,204.1	312.0
Policyholder and other special-purpose portfolios	11.7	27.9	43.1	38.4	121.1	75.2
Realized investment gains (losses):
Net realized investment gains (losses), excluding impairment losses	9.1	33.5	12.8	(7.5)	47.9	16.3
Other-than-temporary impairments:
Total other-than-temporary impairment losses	(10.0)	(13.6)	(1.2)	(11.1)	(35.9)	(8.4)
Portion of other-than-temporary impairment losses recognized in accumulated other comprehensive income	—	—	—	3.6	3.6	—
Net impairment losses recognized	(10.0)	(13.6)	(1.2)	(7.5)	(32.3)	(8.4)
Loss on dissolution of a variable interest entity	—	(7.3)	—	—	(7.3)	—
Total realized gains (losses)	(0.9)	12.6	11.6	(15.0)	8.3	7.9
Fee revenue and other income	14.2	14.0	10.5	11.8	50.5	11.8
Total revenues	960.4	1,003.9	1,015.9	1,004.9	3,985.1	1,070.7

Benefits and expenses
Insurance policy benefits	619.0	632.4	609.8	529.3	2,390.5	669.3
Loss on reinsurance transaction	—	—	75.4	—	75.4	—
Interest expense	27.7	28.9	29.4	30.4	116.4	30.8
Amortization	62.1	54.8	64.7	71.7	253.3	63.5
Other operating costs and expenses	211.1	205.1	187.3	192.8	796.3	210.4
Total benefits and expenses	919.9	921.2	966.6	824.2	3,631.9	974.0

Income before income taxes	40.5	82.7	49.3	180.7	353.2	96.7
Income tax expense on period income	15.0	29.8	16.9	66.1	127.8	34.4
Valuation allowance for deferred tax assets and other tax items	(20.0)	(7.0)	13.8	(119.6)	(132.8)	—
Net income	$45.5	$59.9	$18.6	$234.2	$358.2	$62.3

CNO Financial Group, Inc.
Operating results ($ in millions, except per share amounts)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Adjusted EBIT (4):
Bankers Life	$77.6	$93.3	$88.1	$138.9	$397.9	$89.7
Washington National	26.3	21.5	25.2	29.9	102.9	23.5
Colonial Penn	(6.8)	3.0	0.9	4.6	1.7	(0.3)
Long-term care in run-off	—	—	—	(3.9)	(3.9)	0.4
Adjusted EBIT from business segments	97.1	117.8	114.2	169.5	498.6	113.3
Corporate operations, excluding corporate interest expense	(8.1)	(7.0)	(4.4)	(23.0)	(42.5)	(8.9)
Adjusted EBIT	89.0	110.8	109.8	146.5	456.1	104.4
Corporate interest expense	(11.4)	(11.4)	(11.5)	(11.5)	(45.8)	(11.5)
Operating earnings before taxes	77.6	99.4	98.3	135.0	410.3	92.9
Tax expense on operating income	28.0	35.7	34.0	50.1	147.8	33.1
Net operating income (5)	49.6	63.7	64.3	84.9	262.5	59.8
Net realized investment gains (losses) (net of related amortization)	(1.0)	12.0	11.4	(14.8)	7.6	7.9
Fair value changes in embedded derivative liabilities (net of related amortization)	(29.5)	(16.5)	9.4	46.2	9.6	(4.4)
Fair value changes and amendment related to agent deferred compensation plan	(6.0)	(12.3)	6.3	15.1	3.1	—
Loss on reinsurance transaction	—	—	(75.4)	—	(75.4)	—
Other	(0.6)	0.1	(0.7)	(0.8)	(2.0)	0.3
Non-operating income (loss) before taxes	(37.1)	(16.7)	(49.0)	45.7	(57.1)	3.8
Income tax expense (benefit):
On non-operating income (loss)	(13.0)	(5.9)	(17.1)	16.0	(20.0)	1.3
Valuation allowance for deferred tax assets and other tax items	(20.0)	(7.0)	13.8	(119.6)	(132.8)	—
Net non-operating income (loss)	(4.1)	(3.8)	(45.7)	149.3	95.7	2.5
Net income	$45.5	$59.9	$18.6	$234.2	$358.2	$62.3

Per diluted share:
Net operating income	$.27	$.35	$.37	$.49	$1.47	$.34
Net realized investment gains (losses) (net of related amortization and taxes)	—	.04	.04	(.06)	.03	.03
Fair value changes in embedded derivative liabilities (net of related amortization and taxes)	(.11)	(.06)	.04	.17	.04	(.01)
Fair value changes and amendment related to agent deferred compensation plan (net of taxes)	(.02)	(.04)	.02	.06	.01	—
Loss on reinsurance transaction (net of taxes)	—	—	(.28)	—	(.27)	—
Valuation allowance for deferred tax assets and other tax items	.11	.04	(.08)	.68	.74	—
Other	—	—	—	—	(.01)	—
Net income	$.25	$.33	$.11	$1.34	$2.01	$.36

CNO Financial Group, Inc.
Computation of weighted average shares outstanding	1Q16	2Q16	3Q16	4Q16	2016	1Q17
(000s)

Basic
Shares outstanding, beginning of period	184,028.5	179,098.4	176,240.6	173,544.0	184,028.5	173,753.6
Weighted average shares issued during the period:
Shares repurchased	(3,839.6)	(980.0)	(2,351.4)	—	(8,195.5)	(513.6)
Stock options exercised and vested restricted and performance stock	233.9	205.3	359.9	90.0	963.1	213.3
Shares withheld for the payment of taxes on the vesting of restricted stock	(72.5)	(0.7)	(2.1)	(0.4)	(157.6)	(22.6)
Weighted average basic shares outstanding during the period	180,350.3	178,323.0	174,247.0	173,633.6	176,638.5	173,430.7
Basic shares outstanding, end of period	179,098.4	176,240.6	173,544.0	173,753.6	173,753.6	172,103.8
Diluted
Weighted average basic shares outstanding	180,350.3	178,323.0	174,247.0	173,633.6	176,638.5	173,430.7
Common stock equivalent shares related to:
Stock options, restricted stock and performance units	1,777.8	1,943.9	1,476.3	1,538.9	1,684.2	1,634.7
Weighted average diluted shares outstanding during the period	182,128.1	180,266.9	175,723.3	175,172.5	178,322.7	175,065.4
Diluted shares outstanding, end of period	180,902.3	177,985.1	174,893.2	175,475.5	175,475.5	173,818.0

CNO Financial Group, Inc.
Bankers Life
Analysis of income before taxes (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Insurance policy income	$413.2	$419.6	$413.7	$412.6	$1,659.1	$419.1
Net investment income (loss):
General account invested assets	222.0	225.1	229.1	233.3	909.5	231.1
Fixed index products	(7.8)	2.8	15.6	16.7	27.3	41.8
Fee revenue and other income	6.6	7.3	9.6	10.9	34.4	10.6
Total revenues	634.0	654.8	668.0	673.5	2,630.3	702.6

Insurance policy benefits	360.2	370.1	368.4	318.7	1,417.4	367.6
Amounts added to policyholder account balances:
Cost of interest credited to policyholders	28.1	27.5	27.7	27.5	110.8	26.5
Cost of options to fund index credits, net of forfeitures	16.9	16.6	15.7	16.9	66.1	14.9
Market value changes credited to policyholders	(8.2)	2.6	15.3	16.6	26.3	42.2
Amortization related to operations	51.5	40.0	43.8	41.2	176.5	46.3
Interest expense on investment borrowings	2.9	3.0	3.5	3.8	13.2	4.2
Other operating costs and expenses	105.0	101.7	105.5	109.9	422.1	111.2
Total benefits and expenses	556.4	561.5	579.9	534.6	2,232.4	612.9
Adjusted EBIT (4)	$77.6	$93.3	$88.1	$138.9	$397.9	$89.7

Health underwriting margins (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Medicare supplement:
Earned premium	$192.7	$193.5	$193.7	$193.0	$772.9	$196.0
Benefit ratio	71.1%	73.0%	72.5%	71.2%	71.9%	70.0%
Underwriting margin (earned premium less policy benefits)	$55.7	$52.3	$53.2	$55.5	$216.7	$58.8

Long-term care:
Earned premium	$118.5	$118.3	$116.6	$117.8	$471.2	$115.6
Benefit ratio before interest income on reserves	132.9%	134.7%	137.7%	134.7%	135.0%	132.6%
Interest-adjusted benefit ratio	75.3%	77.9%	77.7%	76.0%	76.7%	72.5%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$29.3	$26.2	$26.0	$28.3	$109.8	$31.8

CNO Financial Group, Inc.
Bankers Life
Average liabilities for insurance products (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Fixed index annuities	$4,327.5	$4,461.1	$4,597.1	$4,725.6	$4,527.8	$4,871.4
Fixed interest annuities	3,297.5	3,221.1	3,149.7	3,084.4	3,188.2	3,012.3
SPIAs and supplemental contracts:
Mortality based	181.4	177.1	172.7	168.3	174.9	164.9
Deposit based	155.3	153.8	152.9	152.6	153.7	151.6
Health:
Long-term care	4,814.2	4,980.8	5,161.2	5,036.0	4,998.0	4,866.1
Medicare supplement	339.3	335.4	333.0	339.5	336.8	343.4
Other health	48.7	49.7	50.8	52.1	50.3	54.1
Life:
Interest sensitive	689.2	706.6	722.7	740.0	714.6	757.3
Non-interest sensitive	989.7	1,009.6	1,027.9	1,044.8	1,018.0	1,062.2
Total average liabilities for insurance products, net of reinsurance ceded	$14,842.8	$15,095.2	$15,368.0	$15,343.3	$15,162.3	$15,283.3

Annuities - account value rollforwards (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Fixed index annuities
Balance as of the beginning of the period	$4,220.2	$4,325.5	$4,410.5	$4,558.3	$4,220.2	$4,740.2
Gross deposits	199.9	179.3	218.3	270.5	868.0	235.3
Withdrawals	(97.4)	(96.2)	(87.0)	(98.9)	(379.5)	(112.0)
Returns reinvested	2.8	1.9	16.5	10.3	31.5	32.8
Balance as of the end of the period	$4,325.5	$4,410.5	$4,558.3	$4,740.2	$4,740.2	$4,896.3

Fixed interest annuities
Balance as of the beginning of the period	$3,331.9	$3,260.6	$3,178.9	$3,117.6	$3,331.9	$3,048.3
Gross deposits	30.7	24.5	20.8	12.1	88.1	18.6
Withdrawals	(123.2)	(126.8)	(102.8)	(101.8)	(454.6)	(112.9)
Returns reinvested	21.2	20.6	20.7	20.4	82.9	19.4
Balance as of the end of the period	$3,260.6	$3,178.9	$3,117.6	$3,048.3	$3,048.3	$2,973.4

Total annuities
Balance as of the beginning of the period	$7,552.1	$7,586.1	$7,589.4	$7,675.9	$7,552.1	$7,788.5
Gross deposits	230.6	203.8	239.1	282.6	956.1	253.9
Withdrawals	(220.6)	(223.0)	(189.8)	(200.7)	(834.1)	(224.9)
Returns reinvested	24.0	22.5	37.2	30.7	114.4	52.2
Balance as of the end of the period	$7,586.1	$7,589.4	$7,675.9	$7,788.5	$7,788.5	$7,869.7

CNO Financial Group, Inc.
Bankers Life
Present value of future profits (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Balance, beginning of period	$114.9	$106.2	$101.8	$98.2	$114.9	$95.5
Amortization related to operations	(9.9)	(8.1)	(7.6)	(8.8)	(34.4)	(7.9)
Amortization related to net realized investment (gains) losses	—	—	—	—	—	—
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	1.2	3.7	4.0	6.1	15.0	3.7
Balance, end of period	$106.2	$101.8	$98.2	$95.5	$95.5	$91.3

Deferred acquisition costs (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Balance, beginning of period	$718.2	$582.4	$533.5	$525.2	$718.2	$646.2
Deferred acquisition expenses	40.3	36.9	40.6	44.9	162.7	41.7
Amortization related to operations	(41.6)	(31.9)	(36.2)	(32.4)	(142.1)	(38.4)
Amortization related to net realized investment (gains) losses	0.1	(0.5)	(0.2)	0.2	(0.4)	—
Amortization related to fair value changes in embedded derivative liabilities	7.6	4.2	(2.3)	(10.8)	(1.3)	1.0
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	(142.2)	(57.6)	(10.2)	119.1	(90.9)	(28.7)
Balance, end of period	$582.4	$533.5	$525.2	$646.2	$646.2	$621.8

CNO Financial Group, Inc.
Washington National
Analysis of income before taxes (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Insurance policy income	$162.1	$163.5	$164.4	$165.8	$655.8	$167.1
Net investment income (loss):
General account invested assets	61.7	62.6	66.0	65.9	256.2	63.4
Fixed index products	(1.2)	—	1.5	1.6	1.9	2.6
Trading account income related to policyholder accounts	0.1	1.0	(0.4)	0.5	1.2	1.4
Fee revenue and other income	0.3	0.3	0.4	0.3	1.3	0.3
Total revenues	223.0	227.4	231.9	234.1	916.4	234.8

Insurance policy benefits	129.1	137.8	138.7	132.6	538.2	137.8
Amounts added to policyholder account balances:
Cost of interest credited to policyholders	3.5	3.5	3.3	3.5	13.8	3.3
Cost of options to fund index credits, net of forfeitures	1.7	1.5	1.2	1.4	5.8	1.0
Market value changes credited to policyholders	(0.8)	1.2	1.3	2.2	3.9	4.6
Amortization related to operations	15.1	15.1	14.3	14.6	59.1	14.3
Interest expense on investment borrowings	0.8	0.8	0.9	1.2	3.7	1.3
Other operating costs and expenses	47.3	46.0	47.0	48.7	189.0	49.0
Total benefits and expenses	196.7	205.9	206.7	204.2	813.5	211.3
Adjusted EBIT (4)	$26.3	$21.5	$25.2	$29.9	$102.9	$23.5

Health underwriting margins (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Medicare supplement:
Earned premium	$16.3	$15.8	$15.4	$15.0	$62.5	$14.3
Benefit ratio	65.1%	74.0%	69.5%	64.8%	68.4%	66.8%
Underwriting margin (earned premium less policy benefits)	$5.7	$4.1	$4.7	$5.3	$19.8	$4.8

Supplemental health and other:
Earned premium	$139.2	$140.9	$141.4	$144.0	$565.5	$145.6
Benefit ratio before interest income on reserves	81.2%	85.7%	84.0%	81.0%	83.0%	84.6%
Interest-adjusted benefit ratio	57.7%	61.6%	59.8%	57.0%	59.0%	60.6%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$58.9	$54.0	$56.9	$62.0	$231.8	$57.3

CNO Financial Group, Inc.
Washington National
Average liabilities for insurance products (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Fixed index annuities	$363.5	$355.7	$346.0	$335.5	$350.2	$326.1
Fixed interest annuities	111.2	108.5	105.6	102.6	107.0	100.8
SPIAs and supplemental contracts:
Mortality based	248.5	250.9	251.9	243.2	248.6	233.5
Deposit based	265.5	266.8	267.1	269.6	267.2	271.9
Separate Accounts	4.7	4.6	4.7	4.7	4.7	4.6
Health:
Supplemental health	2,558.0	2,587.5	2,621.7	2,650.3	2,604.4	2,680.2
Medicare supplement	29.5	28.4	27.8	27.5	28.3	26.9
Other health	14.3	14.3	14.1	13.9	14.1	13.8
Life:
Interest sensitive	150.5	150.6	150.3	149.7	150.3	149.2
Non-interest sensitive	182.3	180.5	178.9	177.5	179.8	175.3
Total average liabilities for insurance products, net of reinsurance ceded	$3,928.0	$3,947.8	$3,968.1	$3,974.5	$3,954.6	$3,982.3

Annuities - account value rollforwards (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Fixed index annuities
Balance as of the beginning of the period	$354.0	$345.9	$334.5	$324.0	$354.0	$313.4
Gross deposits	0.2	0.3	0.2	0.5	1.2	0.2
Withdrawals	(9.2)	(12.6)	(12.9)	(13.0)	(47.7)	(11.6)
Returns reinvested	0.9	0.9	2.2	1.9	5.9	2.8
Balance as of the end of the period	$345.9	$334.5	$324.0	$313.4	$313.4	$304.8

Fixed interest annuities
Balance as of the beginning of the period	$111.4	$108.3	$105.9	$103.1	$111.4	$100.3
Gross deposits	0.1	0.1	0.1	—	0.3	0.1
Withdrawals	(4.2)	(4.3)	(3.3)	(4.2)	(16.0)	(2.9)
Returns reinvested	1.0	1.8	0.4	1.4	4.6	2.2
Balance as of the end of the period	$108.3	$105.9	$103.1	$100.3	$100.3	$99.7

Total annuities
Balance as of the beginning of the period	$465.4	$454.2	$440.4	$427.1	$465.4	$413.7
Gross deposits	0.3	0.4	0.3	0.5	1.5	0.3
Withdrawals	(13.4)	(16.9)	(16.2)	(17.2)	(63.7)	(14.5)
Returns reinvested	1.9	2.7	2.6	3.3	10.5	5.0
Balance as of the end of the period	$454.2	$440.4	$427.1	$413.7	$413.7	$404.5

CNO Financial Group, Inc.
Washington National
Present value of future profits (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Balance, beginning of period	$290.2	$283.4	$274.1	$269.0	$290.2	$266.8
Amortization related to operations	(6.5)	(6.3)	(5.2)	(5.4)	(23.4)	(5.3)
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	(0.3)	(3.0)	0.1	3.2	—	(2.4)
Balance, end of period	$283.4	$274.1	$269.0	$266.8	$266.8	$259.1

Deferred acquisition costs (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Balance, beginning of period	$280.0	$282.3	$284.7	$287.8	$280.0	$299.9
Deferred acquisition expenses	14.3	14.0	13.8	13.5	55.6	14.6
Amortization related to operations	(8.6)	(8.8)	(9.1)	(9.2)	(35.7)	(9.0)
Amortization related to net realized investment (gains) losses	(0.2)	(0.1)	—	—	(0.3)	—
Amortization related to fair value changes in embedded derivative liabilities	0.9	0.4	(0.4)	(1.3)	(0.4)	0.1
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	(4.1)	(3.1)	(1.2)	9.1	0.7	(1.5)
Balance, end of period	$282.3	$284.7	$287.8	$299.9	$299.9	$304.1

CNO Financial Group, Inc.
Colonial Penn
Analysis of income (loss) before taxes (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Insurance policy income	$69.1	$70.5	$70.9	$70.9	$281.4	$73.0
Net investment income on general account invested assets	11.0	10.9	11.1	11.2	44.2	10.9
Fee revenue and other income	0.4	0.2	0.2	0.3	1.1	0.2
Total revenues	80.5	81.6	82.2	82.4	326.7	84.1

Insurance policy benefits	50.4	50.3	50.1	50.4	201.2	52.6
Amounts added to annuity and interest-sensitive life product account balances	0.1	0.2	0.2	0.2	0.7	0.1
Amortization related to operations	3.9	3.7	3.7	4.0	15.3	4.0
Interest expense on investment borrowings	0.1	0.2	0.1	0.2	0.6	0.2
Other operating costs and expenses	32.8	24.2	27.2	23.0	107.2	27.5
Total benefits and expenses	87.3	78.6	81.3	77.8	325.0	84.4
Adjusted EBIT (4)	$(6.8)	$3.0	$0.9	$4.6	$1.7	$(0.3)

Average liabilities for insurance products (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

SPIAs - mortality based	$71.2	$74.3	$76.1	$74.8	$74.1	$72.6
Health:
Medicare supplement	6.8	6.6	6.4	6.2	6.5	6.0
Other health	4.3	4.3	4.2	4.2	4.2	4.1
Life:
Interest sensitive	16.2	16.2	16.3	16.0	16.2	15.8
Non-interest sensitive	680.6	684.7	691.9	700.3	689.4	708.0
Total average liabilities for insurance products, net of reinsurance ceded	$779.1	$786.1	$794.9	$801.5	$790.4	$806.5

Present value of future profits (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Balance, beginning of period	$43.9	$42.6	$41.6	$40.5	$43.9	$39.5
Amortization related to operations	(1.3)	(1.0)	(1.1)	(1.0)	(4.4)	(1.1)
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	—	—	$—	—	—	—
Balance, end of period	$42.6	$41.6	$40.5	$39.5	$39.5	$38.4

Deferred acquisition costs (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Balance, beginning of period	$85.1	$90.1	$93.1	$96.7	$85.1	$98.6
Deferred acquisition expenses	7.6	5.7	6.2	4.9	24.4	6.9
Amortization related to operations	(2.6)	(2.7)	(2.6)	(3.0)	(10.9)	(2.9)
Balance, end of period	$90.1	$93.1	$96.7	$98.6	$98.6	$102.6

Colonial Penn Segment Adjusted EBIT
Summarized by Inforce and New Business (6)
(in millions)

CNO Financial Group, Inc.
Adjusted EBIT from Inforce Business	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Revenues
Insurance policy income	$55.3	$56.5	$57.2	$57.5	$226.5	$59.6
Net investment income	11.0	10.9	11.1	11.2	44.2	10.9
Fee revenue and other income	0.4	0.2	0.2	0.3	1.1	0.2
Total revenues	66.7	67.6	68.5	69.0	271.8	70.7

Benefits and expenses
Insurance policy benefits	42.1	42.0	41.9	42.5	168.5	44.6
Interest expense	0.1	0.2	0.1	0.2	0.6	0.2
Amortization	3.7	3.5	3.5	3.8	14.5	3.8
Other operating costs and expenses	8.1	7.8	8.8	9.1	33.8	8.0
Total benefits and expenses	54.0	53.5	54.3	55.6	217.4	56.6
Adjusted EBIT from Inforce Business	$12.7	$14.1	$14.2	$13.4	$54.4	$14.1

Adjusted EBIT from New Business

Revenues
Insurance policy income	$13.8	$14.0	$13.7	$13.4	$54.9	$13.4
Net investment income	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—
Total revenues	13.8	14.0	13.7	13.4	54.9	13.4

Benefits and expenses
Insurance policy benefits	8.4	8.5	8.4	8.1	33.4	8.1
Interest expense	—	—	—	—	—	—
Amortization	0.2	0.2	0.2	0.2	0.8	0.2
Other operating costs and expenses	24.7	16.4	18.4	13.9	73.4	19.5
Total benefits and expenses	33.3	25.1	27.0	22.2	107.6	27.8
Adjusted EBIT from New Business	$(19.5)	$(11.1)	$(13.3)	$(8.8)	$(52.7)	$(14.4)

Adjusted EBIT from Inforce and New Business

Revenues
Insurance policy income	$69.1	$70.5	$70.9	$70.9	$281.4	$73.0
Net investment income	11.0	10.9	11.1	11.2	44.2	10.9
Fee revenue and other income	0.4	0.2	0.2	0.3	1.1	0.2
Total revenues	80.5	81.6	82.2	82.4	326.7	84.1

Benefits and expenses
Insurance policy benefits	50.5	50.5	50.3	50.6	201.9	52.7
Interest expense	0.1	0.2	0.1	0.2	0.6	0.2
Amortization	3.9	3.7	3.7	4.0	15.3	4.0
Other operating costs and expenses	32.8	24.2	27.2	23.0	107.2	27.5
Total benefits and expenses	87.3	78.6	81.3	77.8	325.0	84.4
Adjusted EBIT from Inforce and New Business	$(6.8)	$3.0	$0.9	$4.6	$1.7	$(0.3)

CNO Financial Group, Inc.
Long-term care in run-off
Analysis of income (loss) before taxes (in millions)	4Q16	2016	1Q17

Insurance policy income	$4.8	$4.8	$4.6
Net investment income on general account invested assets	9.4	9.4	9.7
Total revenues	14.2	14.2	14.3

Insurance policy benefits	17.6	17.6	13.2
Other operating costs and expenses	0.5	0.5	0.7
Total benefits and expenses	18.1	18.1	13.9
Adjusted EBIT (4)	$(3.9)	$(3.9)	$0.4

Health underwriting margins (in millions)	4Q16	2016	1Q17
Long-term care:
Earned premium	$4.8	$4.8	$4.6
Benefit ratio before interest income on reserves	365.8%	365.8%	286.5%
Interest-adjusted benefit ratio	213.5%	213.5%	128.1%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$(5.5)	$(5.5)	$(1.3)

Average liabilities for insurance products (in millions)	4Q16	2016	1Q17
Health:
Long-term care	$553.6	$138.4	$560.7
Total average liabilities for insurance products, net of reinsurance ceded	$553.6	$138.4	$560.7

As previously disclosed, we terminated certain reinsurance agreements and recaptured the long-term care block in this segment in September 2016. Certain investments received in the recapture were subject to an independent third party audit by a forensic accounting firm in late June 2016. The scope of such audit was expanded in September 2016.

In addition to the investments subject to the independent audits, we received approximately $380 million in other investments and cash balances in the recapture. A substantial portion of these investments have been sold or redeemed since the recapture. The activity since the date of the recapture with respect to the assets received in the recapture is summarized below (dollars in millions):

			Investments not included in scope of audit
	Investments included in initial scope of audit	Investments included in additional scope of audit	Cash, fixed maturities and other invested assets	Total investments
September 30, 2016 values	$62.2	$62.6	$379.8	$504.6
Net cash flows (1)	(13.5)	(11.6)	(359.5)	(384.6)
Realized losses and impairments (2)	.4	(1.7)	(4.0)	(5.3)
Other activity (4)	3.9	1.9	.6	6.4
December 31, 2016 values	53.0	51.2	16.9	121.1
Net cash flows (1)	(16.7)	(5.5)	(8.7)	(30.9)
Realized losses and impairments (3)	3.2	(4.5)	1.0	(.3)
Other activity (4)	(1.8)	1.3	(1.4)	(1.9)
March 31, 2017 values	$37.7	$42.5	$7.8	$88.0

________________

(1)	Net cash inflows from sales and redemptions of investments during the period.

(2)	Includes $4.6 million of impairment charges and $.7 million of net realized losses recognized on the sale of transferred investments.

(3)	Includes $8.4 million of impairment charges; partially offset by $8.1 million of net realized gains recognized on the sale of transferred investments.

(4)	Includes amortization of discount and premium and changes in estimated fair values of investments during the period.

CNO Financial Group, Inc.
Corporate Operations
Analysis of loss before taxes (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Net investment income (loss):
General investment portfolio	$1.3	$1.6	$1.5	$0.4	$4.8	$0.9
Other special-purpose portfolios	2.7	4.3	5.2	(0.4)	11.8	9.5
Fee revenue and other income	2.5	2.6	2.5	2.4	10.0	2.4
Interest expense on investment borrowings	—	—	—	—	—	—
Other operating costs and expenses	(14.6)	(15.5)	(13.6)	(25.4)	(69.1)	(21.7)
Corporate operations, excluding corporate interest expense	(8.1)	(7.0)	(4.4)	(23.0)	(42.5)	(8.9)
Interest expense on corporate debt	(11.4)	(11.4)	(11.5)	(11.5)	(45.8)	(11.5)
Operating loss before taxes	$(19.5)	$(18.4)	$(15.9)	$(34.5)	$(88.3)	$(20.4)

CNO Financial Group, Inc.
Bankers Life
Premiums collected on insurance products (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Annuities

Fixed index (first-year)	$199.9	$179.6	$218.1	$270.5	$868.1	$235.3

Other fixed interest (first-year)	31.9	25.5	25.4	12.9	95.7	20.6
Other fixed interest (renewal)	1.8	1.3	1.6	1.5	6.2	1.6
Subtotal - other fixed interest annuities	33.7	26.8	27.0	14.4	101.9	22.2

Total annuities	233.6	206.4	245.1	284.9	970.0	257.5

Health

Medicare supplement (first-year)	18.4	19.1	18.8	19.3	75.6	17.5
Medicare supplement (renewal)	168.5	159.9	163.4	171.9	663.7	174.2
Subtotal - Medicare supplement	186.9	179.0	182.2	191.2	739.3	191.7

Long-term care (first-year)	4.4	4.4	4.4	4.2	17.4	4.2
Long-term care (renewal)	115.2	113.6	111.9	110.5	451.2	112.8
Subtotal - long-term care	119.6	118.0	116.3	114.7	468.6	117.0

Supplemental health (first-year)	1.3	1.4	1.4	1.4	5.5	1.4
Supplemental health (renewal)	3.7	3.9	4.0	4.1	15.7	4.3
Subtotal - supplemental health	5.0	5.3	5.4	5.5	21.2	5.7

Other health (first-year)	—	—	—	0.1	0.1	0.2
Other health (renewal)	1.6	1.6	1.5	1.4	6.1	1.4
Subtotal - other health	1.6	1.6	1.5	1.5	6.2	1.6

Total health	313.1	303.9	305.4	312.9	1,235.3	316.0

Life insurance

Traditional (first-year)	20.8	22.2	18.8	17.0	78.8	20.2
Traditional (renewal)	50.2	52.0	52.3	52.8	207.3	54.1
Subtotal - traditional	71.0	74.2	71.1	69.8	286.1	74.3

Interest-sensitive (first-year)	17.8	18.2	17.9	16.7	70.6	11.7
Interest-sensitive (renewal)	25.2	25.5	26.4	27.3	104.4	28.3
Subtotal - interest-sensitive	43.0	43.7	44.3	44.0	175.0	40.0

Total life insurance	114.0	117.9	115.4	113.8	461.1	114.3

Collections on insurance products

Total first-year premium collections on insurance products	294.5	270.4	304.8	342.1	1,211.8	311.1
Total renewal premium collections on insurance products	366.2	357.8	361.1	369.5	1,454.6	376.7

Total collections on insurance products	$660.7	$628.2	$665.9	$711.6	$2,666.4	$687.8

CNO Financial Group, Inc.
Washington National
Premiums collected on insurance products (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Health

Medicare supplement (renewal)	$16.4	$15.1	$14.6	$14.9	$61.0	$14.4

Supplemental health (first-year)	18.5	18.3	17.7	17.7	72.2	19.0
Supplemental health (renewal)	122.6	123.5	123.3	123.9	493.3	131.1
Subtotal - supplemental health	141.1	141.8	141.0	141.6	565.5	150.1

Other health (first-year)	—	0.1	0.1	—	0.2	0.1
Other health (renewal)	0.5	0.3	0.4	0.5	1.7	0.4
Subtotal - other health	0.5	0.4	0.5	0.5	1.9	0.5

Total health	158.0	157.3	156.1	157.0	628.4	165.0

Life insurance

Traditional (first-year)	0.2	0.2	0.2	0.3	0.9	0.2
Traditional (renewal)	2.6	2.8	2.6	2.5	10.5	2.6
Subtotal - traditional	2.8	3.0	2.8	2.8	11.4	2.8

Interest-sensitive (first-year)	1.4	1.2	1.0	1.1	4.7	1.2
Interest-sensitive (renewal)	3.0	3.2	3.3	3.8	13.3	3.9
Subtotal - interest-sensitive	4.4	4.4	4.3	4.9	18.0	5.1

Total life insurance	7.2	7.4	7.1	7.7	29.4	7.9

Annuities

Fixed index (first-year)	—	—	—	0.2	0.2	—
Fixed index (renewal)	0.2	0.4	0.2	0.2	1.0	0.2
Subtotal - fixed index annuities	0.2	0.4	0.2	0.4	1.2	0.2

Other fixed interest (renewal)	0.1	0.1	—	0.1	0.3	—

Total annuities	0.3	0.5	0.2	0.5	1.5	0.2

Collections on insurance products

Total first-year premium collections on insurance products	20.1	19.8	19.0	19.3	78.2	20.5
Total renewal premium collections on insurance products	145.4	145.4	144.4	145.9	581.1	152.6

Total collections on insurance products	$165.5	$165.2	$163.4	$165.2	$659.3	$173.1

CNO Financial Group, Inc.
Colonial Penn
Premiums collected on insurance products (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Life insurance

Traditional (first-year)	$14.0	$13.8	$13.8	$13.2	$54.8	$13.7
Traditional (renewal)	55.4	55.1	56.2	56.0	222.7	60.2
Subtotal - traditional	69.4	68.9	70.0	69.2	277.5	73.9

Interest-sensitive (all renewal)	0.1	0.1	0.1	—	0.3	0.1

Total life insurance	69.5	69.0	70.1	69.2	277.8	74.0

Health (all renewal)

Medicare supplement	0.5	0.6	0.6	0.6	2.3	0.5

Other health	0.1	—	—	—	0.1	—

Total health	0.6	0.6	0.6	0.6	2.4	0.5

Collections on insurance products

Total first-year premium collections on insurance products	14.0	13.8	13.8	13.2	54.8	13.7
Total renewal premium collections on insurance products	56.1	55.8	56.9	56.6	225.4	60.8

Total collections on insurance products	$70.1	$69.6	$70.7	$69.8	$280.2	$74.5

CNO Financial Group, Inc.
Long-term care in run-off
Premiums collected on insurance products (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Long-term care (renewal)	—	—	—	4.7	4.7	4.6

Total collections on insurance products	$—	$—	$—	$4.7	$4.7	$4.6

CNO Financial Group, Inc.
First-year collected premiums (in millions)

Bankers Life	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Medicare supplement	$18.4	$19.1	$18.8	$19.3	$75.6	$17.5
Long-term care	4.4	4.4	4.4	4.2	17.4	4.2
Supplemental health and other health	1.3	1.4	1.4	1.5	5.6	1.6
Life	38.6	40.4	36.7	33.7	149.4	31.9
Annuity	231.8	205.1	243.5	283.4	963.8	255.9
Subtotal Bankers Life	294.5	270.4	304.8	342.1	1,211.8	311.1

Washington National

Supplemental health and other health	18.5	18.4	17.8	17.7	72.4	19.1
Life	1.6	1.4	1.2	1.4	5.6	1.4
Annuity	—	—	—	0.2	0.2	—
Subtotal Washington National	20.1	19.8	19.0	19.3	78.2	20.5

Colonial Penn

Life	14.0	13.8	13.8	13.2	54.8	13.7

Total first-year collected premiums	$328.6	$304.0	$337.6	$374.6	$1,344.8	$345.3

CNO Financial Group, Inc.
Life and Health New Annualized Premiums ("NAP") (in millions)

Bankers Life	1Q16	2Q16	3Q16	4Q16	2016	1Q17

Medicare supplement	$16.4	$16.7	$15.9	$23.9	$72.9	$17.7
Long-term care	6.1	6.0	5.2	5.5	22.8	6.9
Supplemental health and other health	1.5	1.7	1.7	1.6	6.5	1.9
Life	22.4	21.8	19.8	17.0	81.0	18.4
Subtotal Bankers Life	46.4	46.2	42.6	48.0	183.2	44.9

Washington National

Supplemental health	22.0	22.4	22.9	25.2	92.5	22.9
Life	1.4	1.8	1.7	1.8	6.7	1.7
Subtotal Washington National	23.4	24.2	24.6	27.0	99.2	24.6

Colonial Penn

Life	24.1	19.2	18.4	14.7	76.4	21.8

Total NAP	$93.9	$89.6	$85.6	$89.7	$358.8	$91.3

CNO Financial Group, Inc.
Total Policies Inforce

	1Q16	2Q16	3Q16	4Q16	1Q17
Policies inforce:
Bankers Life	1,531,842	1,533,894	1,531,204	1,526,344	1,519,474
Washington National	958,833	961,003	959,867	961,689	964,642
Colonial Penn	851,138	851,789	852,305	846,372	853,307
Long-term care in run-off	—	—	10,480	10,260	10,068
Total policies inforce	3,341,813	3,346,686	3,353,856	3,344,665	3,347,491
Third party policies inforce sold by
Bankers Life agents	147,838	148,718	149,255	160,548	154,005
Total policies inforce and third party policies
inforce sold by Bankers Life agents	3,489,651	3,495,404	3,503,111	3,505,213	3,501,496

CNO Financial Group, Inc.
Statutory information - consolidated basis (7) (in millions)	1Q16	2Q16	3Q16	4Q16	2016	1Q17(a)

Net gain (loss) from operations before interest expense and federal income taxes	$91.4	$101.5	$(11.0)	$83.0	$264.9	$93.9
Interest expense on surplus debentures held by parent company	12.1	12.1	12.3	19.5	56.0	12.0

Net gain (loss) from operations before federal income taxes	79.3	89.4	(23.3)	63.5	208.9	81.9
Federal income tax expense (benefit)	(0.6)	(5.0)	(10.7)	(61.1)	(77.4)	11.3

Net gain (loss) from operations before net realized capital losses	79.9	94.4	(12.6)	124.6	286.3	70.6
Net realized capital losses	(10.5)	(8.6)	(0.4)	(10.2)	(29.7)	(8.6)

Net income (loss)	$69.4	$85.8	$(13.0)	$114.4	$256.6	$62.0

Capital and surplus	$1,717.4	$1,763.4	$1,914.5	$1,956.8	$1,956.8	$1,904.7
Asset valuation reserve (AVR)	201.7	214.1	241.5	253.3	253.3	258.0

Capital, surplus and AVR	1,919.1	1,977.5	2,156.0	2,210.1	2,210.1	2,162.7

Interest maintenance reserve (IMR)	491.6	501.5	496.5	486.9	486.9	481.8

Total statutory capital, surplus, AVR & IMR	$2,410.7	$2,479.0	$2,652.5	$2,697.0	$2,697.0	$2,644.5

(a)  Such amounts are preliminary as the statutory basis financial statements of our insurance subsidiaries for 1Q17 will be filed with the respective insurance regulators on or about May 15, 2017.

Notes

(1) Excludes accumulated other comprehensive income.

(2) Shareholders' equity divided by common shares outstanding.

(3) Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised and restricted stock and performance units were vested. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period.

(4) Management believes that an analysis of earnings before net realized investment gains (losses), fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, fair value changes and amendment related to the agent deferred compensation plan, loss on reinsurance transaction, other non-operating items, corporate interest expense and taxes (“Adjusted EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because these items are unrelated to the company's underlying fundamentals.

(5) Management believes that an analysis of Net income applicable to common stock before: (i) net realized investment gains or losses, net of related amortization and taxes; (ii) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization and taxes; (iii) fair value changes and amendment related to the agent deferred compensation plan, net of taxes; (iv) loss on reinsurance transaction, net of taxes; (v) changes in the valuation allowance for deferred tax assets and other tax items; and (vi) other non-operating items consisting primarily of earnings attributable to variable interest entities, net of taxes (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals.

(6) Management believes that an analysis of Adjusted EBIT for Colonial Penn, separated between inforce and new business provides increased clarity for this segment as the vast majority of the costs to generate new business in this segment are not deferrable and Adjusted EBIT will fluctuate based on management's decisions on how much marketing costs to incur in each period. Adjusted EBIT from new business includes pre-tax revenues and expenses associated with new sales of our insurance products during the first year after the sale is completed. Adjusted EBIT from inforce business includes all pre-tax revenues and expenses associated with sales of insurance products that were completed more than one year before the end of the reporting period. The allocation of certain revenues and expenses between new and inforce business is based on estimates, which we believe are reasonable.

(7)
Based on statutory accounting practices prescribed or permitted by regulatory authorities for CNO Financial's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.